July 31, 2013 Third Quarter 2013 Earnings Conference Call July 31, 2013

July 31, 2013 2 This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, domestic and international political, regulatory and economic conditions including currency exchange rate fluctuations (particularly the euro), the timing of development of Marcellus Shale gas production, the timing and success of our commercial initiatives and investments to grow our business, and our ability to successfully integrate acquired businesses and achieve anticipated synergies. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today. About This Presentation

July 31, 2013 John Walsh President & CEO, UGI Kirk Oliver Chief Financial Officer, UGI Jerry Sheridan President & CEO, AmeriGas

July 31, 2013 4 Third Quarter EPS Almost $15 MM of net income this quarter versus a $6 MM loss in Q3 of FY12 ($0.06) $0.13 ($0.10) ($0.05) $0.00 $0.05 $0.10 $0.15 2 0 1 2 2 0 1 3 GAAP EPS

July 31, 2013 5 Weather vs Normal 0.5% -23.8% 19.7% -3.5% -7.2% -20.4% -7.1% -19.0% -25% -15% -5% 5% 15% 25% FY2013 FY2012 AmeriGas Antargaz Flaga Utility (W A R M E R ) COL D E R (W A R M E R )

July 31, 2013 6 AmeriGas VOLUME  Colder weather  ACE and National Accounts MARGIN  Higher unit margins OPEX  Synergies  Lower self-insured liability/casualty expenses  Lower transition expenses than prior-year period Total Margin (48.4) 6.6 19.8 20.5 (2.2) 19.9 (3.0) -$60 -$40 -$20 $0 $20 2 0 1 2 V o lu m e U n it Mar gi n s A nc ill ar y sa les/ serv ic e s O p ex & O th e r D & A 2 0 1 3 Operating Income, $ MM * Opex includes all operating expenses, net of miscellaneous income. Total Margin represents total revenues less total cost of sales.

July 31, 2013 7 UGI International VOLUME  Colder weather MARGIN  Higher unit margins at Antargaz OPEX  Antargaz operating expenses (compensation, benefits, and delivery expense) (6.4) 7.4 22.2 (7.9) (1.9) 0.2 -$10 -$5 $0 $5 $10 $15 $20 $25 2 0 1 2 Pr o p an e V o lu m e U n it Mar gi n s O p ex & O th e r D & A In t. ex p e n se 2 0 1 3 Income Before Taxes, $ MM Total Margin * Opex includes all operating expenses, net of miscellaneous income. Total Margin represents total revenues less total cost of sales. 13.6

July 31, 2013 8 Gas Utility MARGIN  Colder weather than prior-year period  Conversions from heating oil OPEX  Higher uncollectable accounts, pension, and distribution system expenses Total Margin 12.6 6.9 1.3 2.1 (9.0) (0.8) 0.7 $0 $4 $8 $12 $16 $20 2 0 1 2 C o re M ar ket M ar gi n Ot h er Mar gi n O p ex & O th e r D & A Int. ex p e n se 2 0 1 3 Income Before Taxes, $ MM * Opex includes all operating expenses, net of miscellaneous income. Total Margin represents total revenues less total cost of sales.

July 31, 2013 9 Midstream & Marketing MARGIN  Higher electric generation total margin  Lower power marketing margins  Higher peaking, capacity management, and storage margin Opex  Higher operating and depreciation expenses associated with midstream assets and planned outages at Conemaugh 3.7 (2.5) 3.4 4.7 (0.8) (1.5) 0.6 $0 $2 $4 $6 $8 $10 2 0 1 2 M ar ketin g Ge n erati o n M id st re am/ot h e r O p ex & O th e r D & A In t. Ex p e n se 2 01 3 Income Before Taxes, $ MM Total Margin * Opex includes all operating expenses, net of miscellaneous income. Total Margin represents total revenues less total cost of sales. 7.6

July 31, 2013 10 Liquidity and Guidance Total AmeriGas Int'l Propane Utilities Midstream Corporate / Other Cash on Hand $401.8 $16.5 $186.0 $82.0 $9.3 $108.0 Revolving Credit Facilities $525.0 $127.4 $300.0 $240.0 NA Accounts Receivable Facility NA NA NA 41.2 NA Drawn on Facilities 80.0 4.4 0.0 45.5 NA Letters of Credit 54.1 24.4 2.0 0.0 NA Available Facilities $390.9 $98.5 $298.0 $235.7 Available Liquidity $407.4 $284.5 $380.0 $244.9 Excluding cash residing at operating subsidiaries, UGI had $100.0 million of cash at 6/30/13 compared with $94.8 million at 6/30/12. • Sufficient capacity to meet our liquidity requirements • FY13 Guidance remains $2.40-$2.50, trending toward lower half

July 31, 2013 Jerry Sheridan CEO of AmeriGas

July 31, 2013 12 Q3 Adjusted EBITDA $16.8 $69.0 $0 $20 $40 $60 $80 2 0 1 2 2 0 1 3 Adjusted EBITDA*, $ Millions A four-fold increase * See appendix for Adjusted EBITDA reconciliation

July 31, 2013 13 Operational Update Operations • Volume increase up over 10% versus last year’s quarter • Significant decrease in operating expenses: • $18.5 MM decrease from Q3 of fiscal 2012 ($13.3 MM decrease excluding the impact of $5.2 MM in lower transition expenses) Growth Initiatives • AmeriGas Cylinder Exchange (ACE): Volume growth of 9% y/y despite unfavorable weather • National Accounts: Volume increased 32% y/y

July 31, 2013 14 Guidance & Heritage Update • FY13 Guidance remains $620MM - $635MM • Completed final stages of Heritage integration: Consolidation of over 200 stores • Merged operating partnerships into one legal entity, streamlining operations • ETP sold 7.5MM APU units on July 12

July 31, 2013 John Walsh President & CEO

July 31, 2013 16 Operational Update AmeriGas and UGI International • Acquisition integration essentially complete; US and European management teams can now focus on other opportunities provided by extended distribution network and increased customer densities • AmeriGas: Reduced operating expenses versus Q3 of fiscal 2012 due to benefits of Heritage acquisition; excellent progress on organic growth programs • UGI International: Higher volumes, improved unit margins, and continuing focus on operational efficiencies • BP Poland acquisition expected to be approved in Q4 of fiscal 2013

July 31, 2013 17 Operational Update Gas Utility • Infrastructure replacement on schedule; infrastructure capex for fiscal 2013 expected to be approximately 25% above fiscal 2012 level • Strong demand for natural gas: Expect to add almost 17,000 new customers in fiscal 2013 Midstream & Marketing • Auburn II pipeline in peak period of field execution; expected in- service date remains early fiscal 2014 • Auburn II is subscribed to near-capacity levels with FT contracts • Strong demand for LNG – Temple facility enables us to serve new customer segments

July 31, 2013 Q&A

July 31, 2013 Appendix

July 31, 2013 20 AmeriGas Supplemental Information: Footnotes  The enclosed supplemental information contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income.  EBITDA and Adjusted EBITDA are not measures of performance or financial condition under accounting principles generally accepted in the United States ("GAAP"). Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. The Partnership's definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies.  EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes or historical cost basis. Management uses Adjusted EBITDA to exclude from AmeriGas Partners’ EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year-over-year profitability to that of other master limited partnerships. In view of the omission of interest, income taxes, depreciation and amortization from EBITDA and Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant years. Management also uses EBITDA to assess the Partnership's profitability because its parent, UGI Corporation, uses the Partnership's EBITDA to assess the profitability of the Partnership, which is one of UGI Corporation’s industry segments. UGI Corporation discloses the Partnership's EBITDA in its disclosures about its industry segments as the profitability measure for its domestic propane segment.

July 31, 2013 21 AmeriGas Propane EBITDA Reconciliation 2013 2012 2013 2012 2013 2012 Net (loss) income attributable to AmeriGas Partners, L.P. (34,595)$ (89,382)$ 275,278$ 87,028$ 199,275$ 41,833$ Income tax (benefit) expense (59) (208) 516 1,006 1,441 909 Intere t expense 41,247 41,853 124,219 103,431 163,429 119,584 Depreciation 41,738 38,311 117,668 94,593 157,300 115,717 Amortization 10,775 11,204 32,825 23,902 43,821 27,119 EBITDA 59,106$ 1,778$ 550,506$ 309,960$ 565,266$ 305,162$ Heritage Propane acquisition and transition expense 9,862 15,037 20,746 26,892 40,041 26,892 (Gain) loss on extinguishments of debt - (30) - 13,349 - 32,665 Adjusted EBITDA (1) 68,968$ 16,785$ 571,252$ 350,201$ 605,307$ 364,719$ June 30, Twelve Months Ended June 30, Three Months Ended Nine Months Ended June 30,

July 31, 2013 Investor Relations: 610-337-1000 Simon Bowman (x3645) bowmans@ugicorp.com